CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

AMENDMENT 3
TO
SUPPLEMENT A
TO
MASTER PROFESSIONAL SERVICES AGREEMENT

This Amendment 3 to Supplement A (“Amendment 3 to Supplement A”) is entered into effective September 1, 2013 (the “Amendment 3 to Supplement A Effective Date”) by and between CoreLogic Solutions, LLC, a California limited liability company, with principal offices at 40 Pacifica, Suite 900, Irvine, CA 92618 formerly known as CoreLogic Real Estate Solutions, LLC (“CoreLogic”), and Cognizant Technology Solutions U.S. Corporation, a Delaware corporation having a principal place of business at 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666 (“Supplier”) (collectively, the “Parties” and each, a “Party”).
This Amendment 3 to Supplement A is entered into pursuant to and subject to that certain Supplement A dated as of August 17, 2011 as previously amended (“Supplement A”) and the Master Professional Services Agreement (“Master Professional Services Agreement” or “MPSA”) dated as of August 17, 2011 by and between the Parties, the terms of which, except as may be expressly modified or excluded herein, are incorporated herein by reference.
RECITALS
WHEREAS the Parties have agreed to reclassify certain resources (including modifying associated Charges) and to modify certain service descriptions under certain Schedules to Supplement A; and

WHEREAS the Parties desire to document such reclassification of resources and modification of service descriptions as set forth in this Amendment 3 to Supplement A.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises contained herein, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Section 1.5 of Schedule A-2 is modified by adding below new schedule details:

Schedule A-2.11            TSG Dorado Software Support (ITO) Services

2.
Schedule A-4.1 is modified by (i) adding a new line 24 (A-2.11 TSG Dorado Software Support (ITO) Services) as set forth below, (ii) deleting line 19 (A-2.7 Corporate Software (ITO) Services) and replacing it with (A-2.7 Corporate Software (ITO) Services) set forth below, and (iii) deleting line 22 (A-2.9 Data and Analytics Software Support (ITO) Services) and replacing it with (A-2.9 Data and Analytics Software Support (ITO) Services) set forth below :

Schedule	Service Area	Activity Category	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
A-2.7	Corporate Software (ITO) Services	Software & Development	***	***	***	***	***	***	***
A-2.9	Data and Analytics Software Support (ITO) Services	Software & Development	***	***	***	***	***	***	***
A-2.11	TSG Dorado Software Support (ITO) Services	Software & Development	***	***	***	***	***	***	***

3.
Schedule A-4.2 is modified by (i) adding a new line 24 (A-2.11 TSG Dorado Software Support (ITO) Services) as set forth below, (ii) deleting line 19 (A-2.7 Corporate Software (ITO) Services) and replacing it with (A-2.7 Corporate Software (ITO) Services) set forth below, and (iii) deleting line 22 (A-2.9 Data and Analytics

CORELOGIC / COGNIZANT
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Software Support (ITO) Services) and replacing it with (A-2.9 Data and Analytics Software Support (ITO) Services) set forth below :

Schedule	Service Area	Activity Category	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
A-2.7	Corporate Software (ITO) Services	Software & Development	***	***	***	***	***	***	***
A-2.9	Data and Analytics Software Support (ITO) Services	Software & Development	***	***	***	***	***	***	***
A-2.11	TSG Dorado Software Support (ITO) Services	Software & Development	***	***	***	***	***	***	***

4.	Schedule A-4.3 is modified as follows:

(i)	Add a new line 23 (A-2.11 TSG Dorado Software Support (ITO) Services) of the “Rate Per Month” tab as follows:

Schedule	Service Area	Activity Category	Monthly FTE Rates
A-2.11	TSG Dorado Software Support (ITO) Services	Software & Development	***

(ii)	Add a new line 23 (A-2.11 TSG Dorado Software Support (ITO) Services) of the “Rate Per Hour” tab as follows:

Schedule	Service Area	Activity Category	Hourly FTE Rates
A-2.11	TSG Dorado Software Support (ITO) Services	Software & Development	***

5.	New schedule A-2.11 annexed hereto as Exhibit 1 is created to support TSG Dorado Software Support (ITO) Services to be performed by supplier.

6.	Capitalized terms used without definition have the meanings ascribed to them in the Supplement A and the MPSA.

7.	All other terms of Supplement A remain in full effect.

CORELOGIC / COGNIZANT
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

IN WITNESS WHEREOF, the Parties have caused this Amendment 3 to Supplement A to be executed by their respective duly authorized representatives as of the Amendment 3 to Supplement A Effective Date.

CORELOGIC SOLUTIONS, LLC	COGNIZANT TECHNOLOGY SOLUTIONS U.S. CORPORATION
By: ___/s/ Elaine Wells__________________ _	By:____/s/ T. Jai Kumar____________________
Title:____VP SSVM _______________	Title:___Client Partner______ _____
Date:____2/19/14__________________	Date:____2/19/14_ ___________________

CORELOGIC / COGNIZANT
CONFIDENTIAL         Amendment 3 to Supplement A             Page 3

Exhibit 1

MASTER PROFESSIONAL SERVICES AGREEMENT
between
CoreLogic Real Estate Solutions, LLC
and
Cognizant Technology Solutions U.S. Corporation

August 17, 2011

Supplement A
Mortgage Support Services
Revisions Effective September 1, 2013

Schedule A-2.11
Technology Solution Group Software Support (ITO) Services

This document contains proprietary and confidential information of CoreLogic and Cognizant. The information contained in this document may not be disclosed outside either Party without the prior written permission of the other Party.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Schedule A-2.11
Technology Solution Group Software Support (ITO) Services

1.	INTRODUCTION

1.1.
Agreement. This Schedule A-2.11 (this “Schedule”) is attached to and incorporated by reference in Supplement A to that certain Master Professional Services Agreement by and between CoreLogic and Supplier dated September 1, 2013.

1.2.	References. All references in this Schedule to articles, sections and exhibits shall be to this Schedule, unless another reference is provided.

1.3.
Definitions. Terms used in this Schedule with initial capitalized letters but not defined in this Schedule shall have the respective meanings set forth in Schedule A-1 to Supplement A, Schedule 1 to the MPSA or the other Schedules to the MPSA or Supplement A.

1.4.
Purpose. This Schedule describes the Technology Solution Group software business process services (the “Technology Solution Group Software Support (ITO) Services” also referred as CoreLogic-Dorado in some part of this document) to be performed by Supplier in accordance with the Agreement and the Supplement.

1.5.
Assistance, Coordination and Support. Certain activities described in this Schedule will require assistance, coordination and/or support by CoreLogic.  CoreLogic will provide such assistance, coordination and/or support in accordance with the Policy and Procedures Manual or as otherwise agreed by CoreLogic.

2.	OVERVIEW OF TECHNOLOGY SOLUTION GROUP SOFTWARE SUPPORT SERVICES

(a)	With respect to the Technology Solution Group Software Support Services, Supplier’s responsibilities will include providing the following types of Services (as further described in this Schedule):

(i)	Elaboration

(ii)	Estimation

(iii)	Construction

(iv)	Transition

(v)	Testing

(vi)	Deployment

(vii)	Operational support and maintenance

(viii)	Sprint Management

(ix)	IT Infrastructure Management

(b)	Supplier will provide support for multiple product platforms including *** implementations.

3.	PROVIDE SOFTWARE SUPPORT FOR ***, *** AND ***

3.1.	Process Overview- ***,

CORELOGIC / COGNIZANT
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(a)
The “*** software support” Core Function will require Supplier to manage and support the *** software. *** is a Loan Origination System for Mortgage Lenders which has customized implementation for ***, ***, ***, and ***. The *** platform is supported by resources with significant domain knowledge that are proficient in *** and ***. Certain activities described in this Core Function will require participation, assistance, coordination and/or support by CoreLogic.  CoreLogic will provide such assistance, coordination and/or support in accordance with the Policy and Procedures Manual or as otherwise agreed by CoreLogic and Supplier.

(b)	Technology and Tools. Supplier will use the following tools and systems to provide the Services associated with this Core Function:

(i)	***.

(c)	Development Methodology. Supplier will use the following development methodology to provide the Services associated with this Core Function.

(i)	*** and ***

3.2.	Process Overview - ***

(a)
The “*** software support” Core Function will require Supplier to manage and support the *** software. *** is a Transaction Management platform built to provide integration with ***’s ***. It provides high availability and managed connectivity of vendor services to a set of entitled clients. Management of Client Transactions is performed through Rich Internet Application designed for the clients and customer support group. The *** platform is supported by resources with significant domain knowledge that are proficient in *** and *** technologies. Certain activities described in this Core Function will require participation, assistance, coordination and/or support by CoreLogic.  CoreLogic will provide such assistance, coordination and/or support in accordance with the Policy and Procedures Manual or as otherwise agreed by CoreLogic and Supplier.

(b)	Technology and Tools. Supplier will use the following tools and systems to provide the Services associated with this Core Function:

(i)	***.

(c)	Development Methodology. Supplier will use the following development methodology to provide the Services associated with this Core Function.

(i)	*** and ***

3.3.	Process Overview - ***

(a)
The “*** software support” Core Function will require Supplier to manage and support the *** software. *** is an Application Integration platform which provides a vendor integration platform for the CoreLogic’ s *** platform. The *** platform is supported by resources with significant domain knowledge that are proficient in *** and *** technologies. Certain activities described in this Core Function will require participation, assistance, coordination and/or support by CoreLogic.  CoreLogic will provide such assistance, coordination and/or support in accordance with the Policy and Procedures Manual or as otherwise agreed by CoreLogic and Supplier.

(b)	Technology and Tools. Supplier will use the following tools and systems to provide the Services associated with this Core Function:

(i)	***.

CORELOGIC / COGNIZANT
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

(c)	Development Methodology. Supplier will use the following development methodology to provide the Services associated with this Core Function.

(i)	*** and ***

3.4.	ELABORATION

(a)
This Core Function will require Supplier to interact with CoreLogic Dorado Engineering to gather and refine Activity specifications for workflow, data-model, activities, and integrations in project areas

3.5.	ESTIMATION

(a)
This Core Function will require Supplier to manage and conduct any activities necessary to estimate the cost, time and effort required for such project. Supplier’s responsibilities include the following:

(i)	Estimate and provide to CoreLogic the cost, timeline and level of effort required for a project based on requirements provided by CoreLogic

(ii)	Review and re-work (as appropriate or as requested by CoreLogic) such estimate and provide such estimate to CoreLogic for its approval and distribution to the applicable CoreLogic Personnel

3.6.	CONSTRUCTION

a)
This Core Function will require Supplier to conduct and manage any activities necessary to develop the coding associated with such software development project. The supplier will provide engineering services to complete CoreLogic Dorado requested construction deliverables. With respect to proposed software, Supplier will perform the following activities as directed by CoreLogic with respect to such software:

(i)	Analyze and understand requirements documents

(ii)	Deliver unit tested code checked into CoreLogic Dorado’s software repository as per the specification document

(iii)	Supplier will be required to close bug reports after performing a fix; entering time sheets for reporting;

(iv)	Ensure unit and integration testing on the completed/delivered code.

(v)	Understand coding standards and prepare development in accordance with CoreLogic Standards

(vi)	Develop applicable application code consistent with requirements and design documents

(vii)	Develop all applicable application/data interfaces

(viii)	Perform code review

b)	Supplier will not be responsible for general full system QA, Production Deployment, Business requirement gathering or Business requirement documentation.

3.7.	TRANSITION

(a)	This Core Function will require Supplier to provide engineering services to complete CoreLogic Dorado requested transition deliverables. Supplier’s responsibilities include:

CORELOGIC / COGNIZANT
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i)	Develop all applicable training materials and documentation for deployment, operation, support and maintenance

ii)	Document lesson learned

iii)	Supplier will participate in task reviews as called by the CoreLogic Dorado Project Managers

3.8.	TESTING
This Core Function will require Supplier to conduct and manage any activities necessary to perform testing of the proposed software associated with such software development project.

(a)	Supplier’s responsibilities in unit testing for applicable Software include:

(i)	Create unit test

(ii)	Rework such test cases as directed by CoreLogic and submit such reworked test cases to CoreLogic for approval

(iii)	Upon approval by CoreLogic, execute such unit test cases and provide results to CoreLogic for sign-off

(iv)	Perform remediation for issues identified during system testing

(b)
This Core Function will require Supplier to conduct and manage any activities necessary to perform integrated testing associated with such software development project. Supplier’s responsibilities in integrated testing for applicable software include:

(i)	Perform smoke and sanity testing

(ii)	Prepare integration test cases as required by CoreLogic and submit such test cases to CoreLogic for review

(iii)	Rework such test cases as directed by CoreLogic and submit such reworked test cases to CoreLogic for sign-off

(iv)	Upon approval from CoreLogic, conduct functional testing, bug testing and bug validation

(v)	Perform remediation for issues identified during system testing

(c)
This Core Function will require Supplier to conduct and manage any activities necessary to perform system testing associated with such software development project. Supplier’s responsibilities in system testing include:

(i)	Conduct applicable system testing as requested by CoreLogic

(ii)	Conduct applicable co-existence, regression and compatibility test

(iii)	Based upon such testing, prepare system test report and provide such report to CoreLogic

(iv)	Perform remediation for issues identified during system testing or as requested by CoreLogic

3.9.	DEPLOYMENT

(a)
This Core Function will require Supplier to conduct and manage any activities necessary to deployment of such proposed software into a development area. Supplier’s responsibilities in deployment in to development area include:

CORELOGIC / COGNIZANT
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(i)
Prepare and push development continuous build for applications approved by CoreLogic for deployment and submit such build to CoreLogic for review and signoff. Revise such build as requested by CoreLogic.

3.10.	SPRINT MANAGEMENT

(a)	Supplier will perform sprint management activities as required/requested for individual projects described below

(i)	*** implementation

(ii)	*** integration

(iii)	*** implementations

(b)	The applicable Core Functions include planning the time period in which software development occurs on a specified set of backlog items (a “Sprint”). Responsibilities in sprint planning include:

(i)	CoreLogic will develop stories for a Sprint that are complete with respect to product and release theme, understood by the team, and have been validated by the detailed acceptance criteria

(ii)	Supplier will prioritize and select the highest priority stories for such Sprint based on criteria provided by CoreLogic

(iii)	Supplier will identify, estimate and develop tasks for selected user stories prior to execution of such Sprint; review tasks with applicable CoreLogic Personnel prior to Sprint execution

(iv)	Supplier will add incidents/defects not handled during such Sprint to the applicable product backlog

(v)	CoreLogic will update product backlog and ensure all features not done during the Sprint are added back to the product backlog

(vi)	During the execution of a Sprint, Supplier will continuously work with the applicable product owner to review, plan and estimate future work in the product backlog

(c)	With respect to the applicable Core Functions, Supplier will conduct and manage any tasks necessary to complete Sprint execution and release, including the following:

(i)	Conduct daily synchronization meetings with the team associated with such Sprint (a “Scrum Team”)

(ii)	Ensure developer environment is ready for execution of such Sprint with all third-party tools configured, in accordance with CoreLogic guidelines

(iii)	Use continuous integration framework in place, in accordance with CoreLogic guidelines

(iv)	Use CoreLogic specified build automation in place

(v)
Complete design analysis per the applicable user story or theme in accordance with CoreLogic design requirements; provide such design to CoreLogic for review and make any revisions as requested by CoreLogic

CORELOGIC / COGNIZANT
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(vi)	Develop unit test cases for the stories to be developed and utilize test cases during testing activities

(vii)
Develop all applicable documentation (e.g. requirements and architecture documentation) required for backlog in *** and applicable CoreLogic tools , as agreed upon by Supplier and CoreLogic, to support the Sprint

(viii)	Conduct source code changes for all the items that have been signed up for in the Sprint

(ix)	Refactor such source code to make it comprehensive, maintainable and, amenable to change

(x)	Check-in source code into the applicable code library with appropriate comments

(xi)	Merge finalized source code with the main branch and tag in accordance with CoreLogic’s requirements.

(xii)	Cross reference code changes against existing source code to eliminate conflicts

(xiii)	Detect duplicate source code and review with CoreLogic to address changes

(xiv)	Conduct peer reviews and implement recommendations into Sprint execution

(xv)	Coordinate applicable testing tasks and activities with project teams and IT staff

(xvi)	Execute unit test cases for story points that have been signed up for in the Sprint

(xvii)	Review the reports generated from automation testing and conduct necessary manual test cases to ensure that tests are passing; report all incidents/defects to CoreLogic

(xviii)	Conduct regression testing to identify and fix any defects that have been introduced in the unchanged area of the software

(xix)	Accurately report and track software defects using an automated defect tracking tool; fix such software defects to maintain software operations

(xx)	Estimate test effort and provide updates on remaining work to project team and project management

(xxi)	Actively participate in quality assurance process improvement

(xxii)	Develop and maintain applicable test plans, test cases, test data, test scenarios, and other test documentation

(xxiii)	Update “Sprint burn down” in the applicable system on a daily basis as team members enter in remaining work

(d)	With respect to the applicable Core Functions, CoreLogic will perform the following activities associate with Sprint execution and release:

(i)	Identify and prioritize release backlogs

(ii)	Identify number sprints per release

(iii)	Update and review release metrics

CORELOGIC / COGNIZANT
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(e)
The applicable Core Functions will require Supplier to conduct and manage any activities necessary to perform Sprint review and retrospection associated with a software development project Supplier’s responsibilities in Sprint review and retrospection include the following:

(i)	Conduct Sprint review and report progress back to the product owner and other applicable key constituents once Sprint execution activities have been completed

(ii)	Conduct Sprint retrospections and report progress back to the product owner and other applicable key constituents once Sprint execution activities have been completed

3.11.	APPLICATION SUPPORT AND MAINTENANCE

a)
Supplier will perform and manage all application support and maintenance activities for in-scope applications upon receipt of help desk Incidents, automated alerts and communication from CoreLogic Personnel. Supplier’s responsibilities with respect to application support and maintenance include the following:

(i)	Interact with appropriate CoreLogic subject matter experts (“SMEs”) to support help desk in Incident resolution

(ii)	Diagnose Incident, perform root cause analysis

(iii)	Conduct Incident impact analysis; develop and implement resolution plan for such Incident in line with CoreLogic policies

(iv)	Work with affected IT owners and business users to identify outage windows and scheduling the application for approved fixes

(v)	Restore service to such application in accordance with the Service Levels and provide such application to CoreLogic for testing

(vi)	As designated and upon requested by CoreLogic, perform scheduled / routine and preventive maintenance for applications

(vii)	Apply patch and/or fixes to resolve bug fixes and support enhancements in accordance with CoreLogic defined policies

(viii)	Implement a continuous process improvement methodology to achieve quality improvements as approved by CoreLogic

(ix)	Create monitoring processes to track application Incident fixes and provide such processes to CoreLogic

(x)	Create monitoring scripts to track application Incident fixes and provide such scripts to CoreLogic

(xi)	Support requests to develop proactive application monitoring as required by CoreLogic

4.	IT INFRASTRUCTURE MANAGEMENT
Process Overview.

(a)	The “IT Infrastructure Management” Core Function will require Supplier to support ***, ***, *** Infrastructure Administration. Supplier’s responsibilities includes:

CORELOGIC / COGNIZANT
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(b)	*** Admin

(i)	Ensure *** Admin team acknowledge and resolve *** alert.

(ii)	Install, configure, and maintain hardware and software within CoreLogic Dorado’s disaster recovery, development, and production, environments.

(iii)	Support deployment of new customers and applications as requested by CoreLogic-Dorado.

(iv)	Resolve system problems, determine root cause and implement long-term solutions in conjunction with Management, Development and Deployment staff.

(v)	Act as escalation point for problem resolution.

(vi)	Monitor and audit system processing, performance, capacity and security.

(vii)	Support 12 hrs. x 5 business days and on-call support for weekends as needed.

(c)	*** Administration

(i)	Initiate, document, track, manage and resolve customer support cases in a timely and efficient manner

(ii)	Act as escalation point for problem resolution.

(iii)	Monitor and audit system processing, performance, capacity and security.

(iv)	Provide verbal and written communications with customers via Support Hotline (telephone and email), and throughout the customer support case management process

(v)	Provide leadership during customer support incidents, and provide communications of status to CoreLogic Dorado Team and to the end customer, as stipulated in CoreLogic guidelines

(vi)	Provide support and carry out duties on specific shift in a 24x7 operation

(vii)	Continuously monitor the health of all in-scope infrastructure in the production and CoreLogic Customer staging environments using *** Alerts monitoring tools. (***)

(viii)	Report outstanding issues to the *** organization on a daily basis

(ix)	Report/escalate SEV1 issues to onsite

(x)	Coordinate SEV2 escalation procedures in accordance with the CoreLogic’s requirements

(xi)	Follow the process of handling SEV3 and Low Priority ICPs in accordance with the CoreLogic’s requirements/direction

(xii)	Ensure issues assigned to *** are monitored, acknowledged and escalated to the appropriate technical personnel within prescribed time frames as defined by CoreLogic

(xiii)	Ensure that issues assigned to *** from customer support, meet the standards for required information

(xiv)	Ensure that technical personnel acknowledge and follow-up on assigned issues within the prescribed timeframes and that responses meet the standards for the required information

(xv)	Maintain good internal customer relations by being proactive with issues and managing expectations.

CORELOGIC / COGNIZANT
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(xvi)	Produce and publish daily *** Report and provide written/verbal status to CoreLogic as required.

(d)	*** Administration

(i)	Day to day functions include manage the Routers, Switches and global load balancer topology and work with application groups to determine optimal application traffic design.

(ii)	Develop custom *** Troubleshoot load balancer and related application issues Identify, design and implement flexible, responsive, and secure technology services.

(iii)	Participates in architecture and operation of server and global load balancing, *** development, secured tiered network, Internet, and remote access infrastructures.

(iv)	Generates conceptual, logical, and physical network architectures, documents, testing analyses, test plans, and risk assessments to ensure sound architecture that meets client needs.

(v)	Provide support to Routers and Switches.

(vi)	Provide support and carry out duties on specific shift in a 24x7 operation , on call support

(e)	*** Infrastructure Administration

(i)	Provide ongoing administration of database systems, including monitoring, proactive maintenance, backup and recovery, and problem resolution (production, development, and QA).

(ii)	Manage *** infrastructure for production and *** stack

(iii)	Ensure *** Admin team acknowledge and resolve *** alert

(iv)	Provide technical support of database systems for internal end users.

(v)	Adhere to technical and procedural standards.

(vi)	Periodically Monitor Production performance reports to proactively identify performance problems.

(vii)	Work with the *** team to resolve critical production performance issues.

(viii)	Perform root cause analysis of Database/SQL performance problems and recommend a solution.

(ix)	Support 12 hrs. x 5 business days and on-call support for weekends as needed.

(x)	Support Disaster Recovery Plan both as to preparation and recovery.

CORELOGIC / COGNIZANT
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